UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2015

                          CREATIVE LEARNING CORPORATION
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     000-52883               20-445603
  ------------------------         -------------------       -----------------
(State or other jurisdiction     (Commission File Number)   (IRS Employer
of incorporation or organization)                            Identification No.)


                 701 Market, Suite 113, St. Augustine, FL 32095
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (904) 824-3133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

     On January 26, 2015 the Company's board of directors approved a plan pursuant to Securities and Exchange Commission Rule 10b-18 to purchase 100,000 shares of its common stock in the secondary market.

     The Company may, but is not obligated, to purchase shares of its common stock in the open market between January 26, 2015 and April 26, 2015.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 26, 2015                 CREATIVE LEARNING CORPORATION



                                       By:/s/ Brian Pappas
                                          -------------------------------------
                                          Brian Pappas, Chief Executive Officer